Scudder
Premium Money
Market Shares

Semiannual Report
June 30, 1998

Pure No-Load(TM) Funds

A pure no-load(TM) (no sales charges) mutual fund portfolio seeking to provide high money market income with preservation of capital and liquidity.

(Scudder Premium Money Market Shares is properly known as Scudder Money Market Series -- Premium Shares.)

SCUDDER                    (logo)

                       Scudder Premium Money Market Shares

--------------------------------------------------------------------------------
Date of Inception:  7/7/97   Total Net Assets as of      Ticker Symbol:  SPMXX
                              6/30/98: $507 million
--------------------------------------------------------------------------------

o Scudder Premium Money Market Shares (the "Fund") provided a total return of 2.68% for the six months, which placed it in the top 5% of similar money market funds.

o The Fund's 30-day net annualized yield at the end of June was 5.37%.

o Despite the stability of interest rates, the Fund's average maturity was gradually shortened toward the end of the period, in anticipation of rate hikes in the near future given the continuing strength of the U.S. economy.





                                Table of Contents

   3  Letter from the Series' President    15  Financial Highlights
   4  Portfolio Management Discussion      18  Notes to Financial Statements
   7  Glossary of Investment Terms         20  Officers and Directors
   9  Investment Portfolio                 21  Investment Products and Services
  12  Financial Statements                 22  Scudder Solutions


                    2 - Scudder Premium Money Market Shares

                        Letter from the Series' President

Dear Shareholders,

     We are pleased to present the semiannual report for Scudder Premium Money Market Shares for the six-month period ended June 30, 1998.

     During the period covered by this report, the U.S. economy enjoyed ongoing strength, including a still-climbing stock market, a strong dollar, high consumer confidence, and low unemployment. Earlier this year the Federal Reserve worried that the U.S. economy was growing too rapidly, but so far the Fed has left rates unchanged. Bond prices generally rose during the period and the 30-year Treasury bond yield declined to a new low.

     Money market funds generally provided attractive returns during the period for those investors seeking a stable share price and an interest-paying alternative to cash. For its most recent semiannual period ended June 30, 1998, the Fund provided a positive total return of 2.68%. Its 30-day net annualized yield at the end of June was 5.37%. For more detail on the events of the past six months and the managers' outlook for the months ahead, please turn to the discussion beginning on page 4.

     For those of you interested in new Scudder products and services, we would like to take this opportunity to highlight two upcoming additions to our international category, both of which are scheduled to begin operations on September 1st. Scudder International Growth Fund will seek long-term capital appreciation by investing primarily in the equity securities of non-U.S. companies with high growth potential, and Scudder International Value Fund will seek long-term capital appreciation by investing primarily in undervalued foreign equity securities. For further information on these new funds, please call 1-800-225-2470.

     Thank you for choosing Scudder Premium Money Market Shares to help meet your investment needs. If you should have any questions regarding your investment, or any of the Scudder Funds, please do not hesitate to call us at the number above, or visit our Web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Money Market Series


                    3 - Scudder Premium Money Market Shares

                         Portfolio Management Discussion
Dear Shareholders,

The U.S. economy continued its lengthy run of prosperity for the first half of 1998, although toward the end of the period there was some evidence that perhaps the trend was beginning to weaken. During the period, the Fund's investments in short-term, high quality securities provided a balance to more aggressive stock and bond holdings. Scudder Premium Money Market Shares (the "Fund") provided a positive total return of 2.68% for the six months ended June 30, 1998. This performance compared with the 2.42% average return of taxable money funds tracked by Lipper Analytical Services for the same period, placing the Fund in the top 5% of 309 similar funds. The Fund's 30-day net annualized yield at the end of June was 5.37%.

                                  U.S. Economy
                                Continues Strong

For the first half of the Fund's fiscal year, the domestic economy was encouraged by a number of positive fundamentals that bolstered the overall investment environment. Consumer confidence was high and employment strong, with many new jobs being created during the period. We experienced two back-to-back quarters of strong GDP growth in the fourth quarter of 1997 and the first quarter of 1998. Although the numbers for the most recent quarter ended June 30 are likely to be weaker, we anticipate that growth will be slightly higher again during the second half of 1998.

The record run in the U.S. stock market, which has now extended over seven years, showed signs of abating in early 1998, as high valuations and decelerating corporate profit growth began to be felt. Overseas, Asia's troubles became more visible, particularly in the world's second-largest economy, Japan, which is now officially in recession. Concerns over Asia, combined with slowing profit growth in the United States and high valuations for U.S. equities, seem to be prompting renewed interest in the relative safety and more reliable returns of domestic fixed income securities. Bond prices have generally been rising and the benchmark 30-year Treasury bond yield (which moves in the opposite direction to bond prices) declined to a new low. U.S. government issues have been particularly strong lately, due to a lack of supply in the Treasury market -- a result of the robust economy allowing the government to pay down some of its debt.

                          Average Maturity Shortened in
                          Anticipation of Rising Rates

During the course of the semiannual period, we kept a watchful eye on the Federal Reserve Board, particularly in early 1998, when the possibility of rate increases seemed likely in view of Fed concerns over the rapidly growing domestic economy. The strength of the U.S. dollar, however, has eliminated any need for the Fed to tighten the money supply so far. Short-term interest rates have now been anchored below 5.5% for over a year and a half, with the last major change occurring in February of 1997. In this stable environment, we took

                    4 - Scudder Premium Money Market Shares
advantage of smaller movements in the market, such as those occasioned by tax periods and quarter ends.

During the early months of 1998, once inflation fears had cooled and it seemed likely that the Fed would continue to keep rates stable for a while, we extended maturities in the portfolio. Longer maturities offer the ability to lock in yields when interest rates appear relatively high and unlikely to rise, in exchange for slightly higher risk. The average maturity of the Fund's holdings was 68 days at the end of January. However, as the period progressed and the continued stability of monetary policy seemed less assured, we took a more defensive position, gradually reducing the average maturity to 34 days as of June 30th. Issues with shorter maturities are beneficial in the event of interest rate hikes, because principal comes due earlier and may be reinvested at the higher prevailing rates.

                               Continued Focus on
                                Commercial Paper

Over the period, the portfolio was invested in a diversified mix of high-quality money market instruments, including commercial paper, certificates of deposit issued by major banks, U.S. government securities, and short-term obligations from highly rated companies. The portfolio is fully invested in first tier debt instruments only, which has been true of the Fund historically.

We continued to be overweighted in commercial paper in the portfolio because it tends to offer some of the highest money market yields available. Commercial paper is also likely to boost stability by allowing us to lock in relatively attractive rates over a period of one to three months. At the end of June, commercial paper accounted for 60% of the portfolio. This increase in commercial paper came at the expense of repurchase agreements, of which none were held as of the end of the period.

                              Outlook for Increased
                                Volatility Ahead

It is likely that the domestic economy will continue to be strong for the near term, as it is still supported by a number of positive fundamentals. During the most recent quarter, we saw the earliest signals suggesting that this strength may begin to wane in the future, possibly owing to the Asian crisis finally impacting the United States. However, we do anticipate a continuation of healthy economic growth for the second half of the year.

Our strategy going forward is to continue monitoring the economic environment, watch the Fed closely for any indication of a change in monetary policy, and keep the average maturity of the portfolio defensively short. As this already prolonged economic boom for the U.S. economy continues, it leaves us wondering what might happen next and when. This uncertainty has created an outlook that supports shortening the Fund's maturity, as we believe a rise in rates is most likely the next event.


                    5 - Scudder Premium Money Market Shares

In the months ahead, the Fund's management team will continue to collect economic data and carefully monitor the investment climate, as it positions your Fund for high money market income with preservation of capital and liquidity. In an uncertain investment environment such as this, Scudder Premium Money Market Shares offers the safety and stability of short-term, high-quality money market instruments. We continue to believe in the value of owning a money market fund as part of a well-diversified portfolio.

Sincerely,
Your Portfolio Management Team

/s/Frank J. Rachwalski, Jr.      /s/John W. Stuebe

Frank J. Rachwalski, Jr.         John W. Stuebe




                    6 - Scudder Premium Money Market Shares

                          Glossary of Investment Terms


 CERTIFICATE OF DEPOSIT           A debt instrument issued by a bank that
                                  usually pays interest. Maturities range from a few weeks to several years, and interest rates are set by competitive forces in the marketplace.

 COMMERCIAL PAPER                 Short-term obligations with maturities
                                  ranging from 2 to 270 days, and issued by banks, corporations, and other borrowers to investors with temporarily idle cash. These instruments are unsecured and usually discounted, although some are interest-bearing, and offer a high level of safety and liquidity.

 GDP Gross domestic product is a commonly referenced measure of the health of the U.S. economy, and refers to the market value of the goods and services produced by labor and property in the United States. Too strong economic growth can lead to accelerating inflation; weak growth can lead to a recession.

 INFLATION                        An overall increase in the prices of goods
                                  and services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace
                                  -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

 LIQUIDITY                        A characteristic of an investment or an asset
                                  referring to the ease of convertibility into cash within a reasonably short period of time.

 MATURITY The date on which a debt instrument is due and payable. A bond due to mature on January 1, 2010 will return the bondholder's principal and final interest payment on that date.

 MONEY MARKET                     Market for short-term debt instruments,
                                  including banker's acceptances, commercial paper, negotiable certificates of deposit, repurchase agreements, and Treasury bills.
                                  Money market instruments are traded through dealers, money center banks, and the Open
                                  Market Trading Desk at the New York Federal
                                  Reserve Bank. All of these instruments have a high level of safety and liquidity.

                    7 - Scudder Premium Money Market Shares

 TOTAL RETURN                     The most common yardstick to measure the
                                  performance of a fund. Total return --
                                  annualized or compound -- is based on a
                                  combination of share price changes plus
                                  income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

 YIELD The dividends or interest paid on a security, expressed as a percentage of the security's current price.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


                    8 - Scudder Premium Money Market Shares

              Investment Portfolio as of June 30, 1998 (Unaudited)

                              Money Market Series

                                                                                                Principal           Value ($)
                                                                                               Amount ($)           (Note A)
------------------------------------------------------------------------------------------------------------------------------
Commercial Paper 60.1%
------------------------------------------------------------------------------------------------------------------------------
American Honda Finance Corp., Floating Rate Note, 5.632%, 5/14/1999* ....................     15,500,000            15,498,654
American Honda Finance Corp., Floating Rate Note, 5.668%, 5/26/1999* ....................     20,000,000            19,998,197
Apex Funding Corp., 7/31/1998 ...........................................................     40,000,000            39,812,333
Banner Receivables Corp., 7/9/1998 ......................................................     15,831,000            15,811,123
Banner Receivables Corp., 7/22/1998 .....................................................     10,000,000             9,967,217
Broadway Capital Corp., 8/17/1998 .......................................................     38,942,000            38,654,749
Broadway Capital Corp., 8/24/1998 .......................................................     16,850,000            16,704,922
Countrywide Home Loans Corp., 7/16/1998 .................................................     20,000,000            19,953,750
CSW Credit Inc., 7/14/1998 ..............................................................     21,975,000            21,931,197
Deutsche Bank Finance Corp., 7/10/1998 ..................................................     20,000,000            19,972,400
Dresdnerus Finance Corp., 7/2/1998 ......................................................     50,000,000            49,992,333
Frontier Corp., 7/2/1998 ................................................................     40,000,000            39,993,811
Gotham Funding Corp., 7/21/1998 .........................................................     30,000,000            29,906,333
Gotham Funding Corp., 7/24/1998 .........................................................     10,000,000             9,963,519
GTE Corp., 5.53%, 7/10/1998 .............................................................     17,000,000            16,976,455
GTE Corp., 7/13/1998 ....................................................................     28,000,000            27,947,827
Lehman Brothers Holdings, 7/15/1998 .....................................................     20,000,000            19,956,911
Madison Funding Corp., 7/13/1998 ........................................................     18,000,000            17,966,400
Madison Funding Corp., 7/15/1998 ........................................................     10,000,000             9,978,144
Merrill Lynch & Co., 8/26/1998 ..........................................................     10,000,000             9,914,133
Morgan Stanley, 5.616%, 11/13/1998 ......................................................     25,000,000            25,000,000
Nomura Holding America Corp., 7/8/1998 ..................................................     25,000,000            24,972,340
Nomura Holding America Corp., 7/17/1998 .................................................     15,000,000            14,962,400
Prudential Funding Corp., 7/10/1998 .....................................................     40,000,000            39,946,000
Ranger Funding Corp., 7/7/1998 ..........................................................     15,000,000            14,985,875
Salomon Smith Barney Holdings Corp., 7/6/1998 ...........................................     35,000,000            34,973,118
Salomon Smith Barney Holdings Corp., 7/17/1998 ..........................................     14,000,000            13,965,778
Sanwa Business Credit Corp., 7/9/1998 ...................................................     15,000,000            14,981,267
Sanwa Business Credit Corp., 7/9/1998 ...................................................     15,000,000            14,981,233
Sanwa Business Credit Corp., 7/13/1998 ..................................................     20,000,000            19,962,667
Thunder Bay Funding Corp., 7/13/1998 ....................................................     15,000,000            14,972,200

    The accompanying notes are an integral part of the financial statements.

                     9 - Scudder Premium Money Market Shares

                                                                                                Principal           Value ($)
                                                                                               Amount ($)           (Note A)
------------------------------------------------------------------------------------------------------------------------------
Thunder Bay Funding Corp., 7/16/1998 ....................................................     25,000,000            24,941,667
Windmill Funding Corp., 7/17/1998 .......................................................     20,000,000            19,950,400
------------------------------------------------------------------------------------------------------------------------------
Total Commercial Paper (Cost $729,495,353)                                                                         729,495,353
------------------------------------------------------------------------------------------------------------------------------

Certificates Of Deposit 22.3%
------------------------------------------------------------------------------------------------------------------------------
Bank of America, 5.95%, 10/22/1998 ......................................................     10,000,000             9,998,521
Bank of Nova Scotia, 5.793%, 10/1/1998 ..................................................     10,000,000             9,998,131
Bank of Nova Scotia, 5.715%, 10/30/1998 .................................................     10,000,000             9,996,548
Bankers Trust Co., 5.97%, 8/28/1998 .....................................................     10,000,000             9,999,620
Bankers Trust Co., Floating Rate Note, 5.57%, 5/14/1999* ................................     15,000,000            14,991,230
Banque National de Paris YCD, 5.89%, 9/10/1998 ..........................................     15,000,000            14,999,870
Banque National de Paris, 5.9%, 10/21/1998 ..............................................     15,000,000            15,003,705
FCC National Bank, Bank Note, 5.55%, 7/20/1998 ..........................................     30,000,000            30,000,000
FCC National Bank, Floating Coupon Rate, 5.55%, 6/1/1999* ...............................     15,000,000            14,990,545
First National Bank of Maryland, 5.95%, 10/22/1998 ......................................     14,850,000            14,852,916
Huntington National Bank, 5.625%, 1/12/1999 .............................................     15,000,000            15,004,470
IBM Credit Corp., 5.4%, 1/27/1999 .......................................................     30,000,000            29,983,775
Lasalle National Bank, 5.91%, 8/12/1998 .................................................     10,000,000            10,000,220
Morgan Guaranty Trust Co., 5.87%, 8/6/1998 ..............................................     20,000,000            19,999,775
Societe Generale YCD, 5.91%, 9/4/1998 ...................................................     10,000,000             9,999,576
Svenska Handelsbanken, Bank Note, 5.536%, 6/2/1999* .....................................     40,000,000            39,974,612
------------------------------------------------------------------------------------------------------------------------------
Total Certificates Of Deposit (Cost $269,793,514)                                                                  269,793,514
------------------------------------------------------------------------------------------------------------------------------

Short-Term Notes 17.6%
------------------------------------------------------------------------------------------------------------------------------
Bankers Trust Co., Floating Rate Note, 5.61%, 3/19/1999* ................................     16,000,000            15,995,510
Bankers Trust Co., Floating Rate Note, 5.6%, 4/30/1999* .................................     15,000,000            14,994,947
Chrysler Financial Corp., Medium Term Note, 6.24%, 11/2/1998 ............................     10,000,000            10,019,710
Federal National Mortgage Association, 5.35%, Floating Rate Note, 12/14/1998* ...........     15,000,000            14,991,232
Goldman Sachs & Co., Floating Rate, 5.69%, 3/26/1999* ...................................     15,000,000            15,000,000
Household Finance Corp., Floating Rate Note, 5.637%, 3/9/1999* ..........................     25,000,000            25,000,000
IBM Credit Corp., Medium Term Note, 6.12%, 12/15/1998 ...................................     10,000,000            10,010,947
Lehman Brothers Holdings, Medium Term Note, 5.71%, 3/22/1999 ............................     25,000,000            25,000,000
Merrill Lynch & Co., Medium Term Note, 5.61%, 4/14/1999 .................................     30,000,000            30,000,000

     The accompanying notes are an integral part of the financial statements.


                    10 - Scudder Premium Money Market Shares

                                                                                                Principal           Value ($)
                                                                                               Amount ($)           (Note A)
------------------------------------------------------------------------------------------------------------------------------
MMR Funding I, Variable Weekly, 5.63%, 9/1/2010* ........................................      5,500,000             5,500,000
Sigma Finance Corp., Floating Rate Note, 5.63%, 4/27/1999* ..............................     25,000,000            25,000,000
Student Loan Marketing Assoc. YCD, 5.32%, 11/10/1998* ...................................     22,400,000            22,399,236
------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Notes (Cost $213,911,582)                                                                         213,911,582
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $1,213,200,449) (a)                                                   1,213,200,449
------------------------------------------------------------------------------------------------------------------------------

(a)  Cost for federal income tax purposes is $1,213,200,449.
 *   Floating rate security; date shown is next interest rate change.

     The accompanying notes are an integral part of the financial statements.


                    11 - Scudder Premium Money Market Shares

                              Financial Statements

                       Statement of Assets and Liabilities
                         as of June 30, 1998 (Unaudited)

Assets
------------------------------------------------------------------------------------------------------------------------------
                 Investments, at value (cost $1,213,200,449) .............................   $1,213,200,449
                 Receivable for Fund shares sold .........................................           87,096
                 Interest receivable .....................................................        8,537,012
                 Reimbursement due from Adviser ..........................................           48,472
                 Other assets ............................................................           43,316
                                                                                            -----------------
                 Total assets ............................................................    1,221,916,345
Liabilities
------------------------------------------------------------------------------------------------------------------------------
                 Dividends payable .......................................................        5,571,448
                 Accrued management fee ..................................................          220,527
                 Other payables and accrued expenses .....................................          588,362
                                                                                            -----------------
                 Total liabilities .......................................................        6,380,337
                ----------------------------------------------------------------------------------------------
                 Net assets, at value                                                        $1,215,536,008
                ----------------------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------------------------------------
                 Managed Shares:
                   Net assets applicable to shares outstanding ...........................   $  323,034,844
                   Shares outstanding of capital stock, $.001 par value, 800,000,000
                     shares authorized ...................................................      323,034,844
                   Net Asset Value, offering and redemption price per share                 -----------------
                     (net assets / shares outstanding) ....................................            $1.00
                                                                                            -----------------
                 Institutional Shares:
                   Net assets applicable to shares outstanding ...........................   $  385,457,449
                   Shares outstanding of capital stock, $.001 par value, 800,000,000
                     shares authorized ...................................................      385,457,449
                   Net Asset Value, offering and redemption price per share                 -----------------
                     (net assets / shares outstanding) ....................................            $1.00
                                                                                            -----------------
                 Premium Money Market Shares:
                   Net assets applicable to shares outstanding ...........................   $  507,043,715
                   Shares outstanding of capital stock, $.001 par value, 2,000,000,000
                     shares authorized ...................................................      507,043,715
                   Net Asset Value, offering and redemption price per share                 -----------------
                     (net assets / shares outstanding) ....................................            $1.00
                                                                                            -----------------

     The accompanying notes are an integral part of the financial statements.


                    12 - Scudder Premium Money Market Shares

                             Statement of Operations

                   six months ended June 30, 1998 (Unaudited)

Investment Income
-----------------------------------------------------------------------------------------------------------------------------
                 Interest .............................................................     $  34,860,276
                                                                                           ----------------
                 Expenses:
                 Management fee .......................................................         1,536,264
                 Shareholders services ................................................           529,485
                 Directors' fees and expenses .........................................            10,605
                 Custodian and accounting fees ........................................           123,307
                 Reports to shareholders ..............................................            29,479
                 Auditing .............................................................            14,258
                 Legal ................................................................               684
                 Registration fees ....................................................           266,340
                 Other ................................................................          (123,299)
                                                                                           ----------------
                 Total expenses before reductions .....................................         2,387,123
                 Expense reductions ...................................................          (421,267)
                                                                                           ----------------
                 Expenses, net ........................................................         1,965,856
                -------------------------------------------------------------------------------------------
                 Net investment income                                                         32,894,420
                -------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net increase in net assets resulting from operations                       $  32,894,420
                -------------------------------------------------------------------------------------------

     The accompanying notes are an integral part of the financial statements.


                    13 - Scudder Premium Money Market Shares

                       Statements of Changes in Net Assets

                                                                            Six Months
                                                                               Ended
                                                                             June 30,         Year Ended
                                                                               1998          December 31,
Increase (Decrease) in Net Assets                                           (Unaudited)          1997
----------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income ................................   $   32,894,420    $   29,622,141
                                                                         ----------------  ----------------
                 Distributions to shareholders from:
                 Net investment income (Managed Shares) ...............       (9,577,375)      (16,811,273)
                                                                         ----------------  ----------------
                 Net investment income (Institutional Shares) .........      (11,162,862)       (8,101,246)
                                                                         ----------------  ----------------
                 Net investment income (Premium Money Market Shares) ..      (12,154,183)       (4,709,622)
                                                                         ----------------  ----------------
                 Fund share transactions:
                 Managed Shares:
                 Proceeds from shares sold ............................      830,044,840     1,604,556,971
                 Net asset value of shares issued to shareholders in
                    reinvestment of distributions .....................        2,985,867         7,105,515
                 Cost of shares redeemed ..............................     (878,908,528)   (1,674,045,123)
                                                                         ----------------  ----------------
                 Net increase (decrease) in net assets from Fund share
                    transactions ......................................      (45,877,821)      (62,382,637)
                                                                         ----------------  ----------------
                 Institutional Shares:
                 Proceeds from shares sold ............................      618,828,034       697,521,385
                 Net asset value of shares issued to shareholders in
                    reinvestment of distributions .....................        3,414,793         1,796,954
                 Cost of shares redeemed ..............................     (574,610,951)     (361,494,193)
                                                                         ----------------  ----------------
                 Net increase (decrease) in net assets from Fund share
                    transactions ......................................       47,631,876       337,824,146
                                                                         ----------------  ----------------
                 Premium Money Market Shares:
                 Proceeds from shares sold ............................      939,043,211       612,133,352
                 Net asset value of shares issued to shareholders in
                    reinvestment of distributions .....................        9,138,266         2,900,558
                 Cost of shares redeemed ..............................     (775,928,239)     (280,244,979)
                                                                         ----------------  ----------------
                 Net increase (decrease) in net assets from Fund
                    share transactions ................................      172,253,238       334,788,931
                                                                         ----------------  ----------------
                 Increase (decrease) in net assets ....................      174,007,293       610,230,440
                 Net assets at beginning of period ....................    1,041,528,715       431,298,275
                                                                         ----------------  ----------------
                 Net assets at end of period ..........................   $1,215,536,008    $1,041,528,715
                                                                         ----------------  ----------------

     The accompanying notes are an integral part of the financial statements.


                    14 - Scudder Premium Money Market Shares

                              Financial Highlights

The following table includes selected data for a share of the Managed Shares class outstanding throughout each period and other performance information derived from the financial statements.

Managed Shares (b)

                                                   Six Months
                                                      Ended
                                                  June 30, 1998                 Years Ended December 31,
                                                   (Unaudited)      1997        1996       1995        1994        1993
----------------------------------------------------------------------------------------------------------------------------
                                                   -------------------------------------------------------------------------
Net asset value, beginning of period .............  $ 1.000       $ 1.000     $ 1.000    $ 1.000     $ 1.000     $ 1.000
                                                   -------------------------------------------------------------------------
Net investment income ............................     .026          .051        .049       .054        .038        .028
Distributions from net investment income .........    (.026)        (.051)      (.049)     (.054)      (.038)      (.028)
                                                   -------------------------------------------------------------------------
Net asset value, end of period ...................  $ 1.000       $ 1.000     $ 1.000    $ 1.000     $ 1.000     $ 1.000
                                                   -------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (a) .............................     2.63**        5.21        4.97       5.57        3.86        2.81
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...........      323           369         431        372         367         324
Ratio of operating expenses, net to average
  daily net assets (%) ...........................      .42*          .49         .55        .55         .55         .55
Ratio of operating expenses before expense
  reductions to average daily net assets (%) .....      .47*          .59         .62        .68         .68         .66
Ratio of net investment income to average daily
  net assets (%) .................................     5.25*         5.00        4.86       5.45        3.84        2.78

(a)   Total returns are higher due to maintenance of the Fund's expenses.
(b) Effective July 7, 1997, Scudder Money Market Series (formerly known as the Managed Cash Fund) was divided into three classes, of which Scudder Money Market Managed Shares is one. Shares of the Fund outstanding on such date were redesignated as the Managed Shares of the Fund. The data set forth above reflects the investment performance of the Fund prior to such redesignation.
*     Annualized
**    Not annualized


                    15 - Scudder Premium Money Market Shares

The following table includes selected data for a share of the Institutional Shares class outstanding throughout the period and other performance information derived from the financial statements.

Institutional Shares

                                                                                                           For the Period
                                                                                                           August 4, 1997
                                                                                                            (commencement
                                                                                                              of sale of
                                                                                           Six Months       Institutional
                                                                                              Ended           Shares) to
                                                                                          June 30, 1998      December 31,
                                                                                           (Unaudited)          1997
----------------------------------------------------------------------------------------------------------------------------
                                                                                            --------------------------------
Net asset value, beginning of period ....................................................    $1.000            $1.000
                                                                                            --------------------------------
Net investment income ...................................................................      .027              .022
Distributions from net investment income ................................................     (.027)            (.022)
                                                                                            --------------------------------
Net asset value, end of period ..........................................................    $1.000            $1.000
                                                                                            --------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (a) ....................................................................      2.72**            2.25**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..................................................       385               338
Ratio of operating expenses, net to average daily net assets (%) ........................       .25*              .26*
Ratio of operating expenses before expense reductions, to average daily net assets (%) ..       .30*              .31*
Ratio of net investment income to average daily net assets (%) ..........................      5.42*             5.39*

(a)   Total return is higher due to maintenance of the Fund's expenses.
*     Annualized
**    Not annualized


                    16 - Scudder Premium Money Market Shares

The following table includes selected data for a share of the Premium Money Market Shares class outstanding throughout the period and other performance information derived from the financial statements.

Premium Money Market Shares

                                                                                                            For the Period
                                                                                                             July 7, 1997
                                                                                                             (commencement
                                                                                           Six Months          of sale of
                                                                                              Ended         Premium Shares)
                                                                                          June 30, 1998     to December 31,
                                                                                           (Unaudited)           1997
----------------------------------------------------------------------------------------------------------------------------
                                                                                            --------------------------------
Net asset value, beginning of period .....................................................   $1.000            $1.000
                                                                                            --------------------------------
Net investment income ....................................................................     .027              .026
Distributions from net investment income .................................................    (.027)            (.026)
                                                                                            --------------------------------
Net asset value, end of period ...........................................................   $1.000            $1.000
                                                                                            --------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (a) .....................................................................     2.68**            2.62**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...................................................      507               335
Ratio of operating expenses, net to average daily net assets (%) .........................      .31*              .38*
Ratio of operating expenses before expense reductions, to average daily net assets (%) ...      .36*              .43*
Ratio of net investment income to average daily net assets (%) ...........................     5.36*             5.50*

(a)   Total return is higher due to maintenance of the Fund's expenses.
*     Annualized
**    Not annualized


                    17 - Scudder Premium Money Market Shares

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder Fund, Inc. (the "Company") is an open-end diversified management investment company comprised of three diversified money market portfolios:
Scudder Money Market Series (formerly known as Managed Cash Fund), Scudder Tax Free Money Market Series (formerly known as Managed Tax Free Fund), and Scudder Government Money Market Series (formerly known as Managed Government Securities
Fund) (collectively, the "Funds"). Scudder Tax Free Money Market Series and Scudder Government Money Market Series offer two classes of shares, Institutional Class and Managed Class and Scudder Money Market Series offers three classes of shares, Institutional Class, Managed Class and Premium Money Market Class.

Security Valuation. The Fund values its investments using the amortized cost method, which involves initially valuing an investment at its cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method results in a value approximating market.

Federal Income Taxes. The Company's policy is to qualify the Fund as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable and tax-exempt income, including any realized net capital gains, to shareholders. Therefore, no Federal income tax provision is required.

Dividends. Dividends from net investment income are declared each business day to shareholders of record that day for payment on the first business day of the following month.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Other. Investment transactions are recorded on trade dates. Interest income, including the accretion or amortization of discount or premium, is recorded on the accrual basis. Discounts or premiums on securities purchased are accreted or amortized, respectively, on a straight line basis over the life of the respective securities. Distributions to shareholders are recorded on the ex-dividend dates.

                               B. Related Parties

Under the Investment Management Agreement (the "Management Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold, or entered into by the Fund. The Adviser receives an investment management fee at an annual rate of 0.25% of average daily net assets for the Fund. Also, the Adviser has agreed to waive a portion of its investment management fee to the extent necessary so that the total annualized investment management fee of the Fund does not exceed 0.05%. For the six months ended June 30, 1998, the Adviser did not impose fees of $337,266 and did impose fees of $1,198,998.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund. Each class of the Fund has entered into a Transfer Agency and Service Agreement with SSC. SSC receives account


                    18 - Scudder Premium Money Market Shares fees that vary according to the account size and type of account of the shareholders of the respective classes. For the six months ended June 30, 1998 the following amounts were charged:

      Managed Class                                  $  149,649
      Institutional Class                                 7,500
      Premium Class                                      95,542
                                                     ----------
                                                     $  252,691
                                                     ==========

The Fund has special arrangements with certain banks, institutions and other persons under which they receive compensation from the Fund and the Adviser for performing shareholder servicing functions for their customers who own shares in the Fund. The Adviser has agreed to reimburse the Fund for amounts payable by the Scudder Managed Class Shares, such that the fees in basis points paid by the class will be no greater than the total transfer agent fee payable to SSC. For the six months ended June 30, 1998, the Adviser's reimbursement payable aggregated $272,006.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records for the Fund. For the six months ended June 30, 1998, the amount charged to the Fund by SFAC aggregated $75,139, of which $26,271 remains unpaid at June 30, 1998.

The Company has a compensation arrangement under which payment of directors' fees may be deferred. Interest is accrued (based on the rate of return earned on the 90 day Treasury Bill as determined at the beginning of each calendar quarter) on the deferred balances and is included in "Directors' fees and expenses." The accumulated balance of deferred directors' fees and interest thereon relating to the Fund aggregated $234,885, an applicable portion of which is included in accrued expenses of the Fund.

Other. Printing and postage expenses related to preparing and distributing material such as shareholder reports, prospectuses and proxy materials to current shareholders are charged to each class based on number of shareholder accounts. For the six months ended June 30, 1998, the following amounts were paid:

      Managed Class                                  $    2,108
      Institutional Class                                 2,707
      Premium Class                                       3,479
                                                     ----------
                                                     $    8,294
                                                     ==========


                    19 - Scudder Premium Money Market Shares

                             Officers and Directors


Daniel Pierce*
President

Dr. Rosita P. Chang
Director; Professor of Finance,
University of Rhode Island

Edgar R. Fiedler
Director; Senior Fellow and
Economic Counsellor, The
Conference Board, Inc.

Peter B. Freeman
Director; Corporate Director and
Trustee

Dr. J. D. Hammond
Director; Dean, Smeal College of
Business Administration

Richard M. Hunt
Director; University Marshal
and Senior Lecturer, Harvard
University

Jerard K. Hartman*
Vice President

Kathryn L. Quirk*
Vice President

Frank J. Rachwalski, Jr.*
Vice President

David B. Wines*
Vice President

Thomas W. Joseph*
Vice President and Assistant
Secretary

Thomas F. McDonough*
Vice President, Secretary and
Treasurer

John R. Hebble*
Assistant Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.


                    20 - Scudder Premium Money Market Shares

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                    21 - Scudder Premium Money Market Shares

                                Scudder Solutions

Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                    22 - Scudder Premium Money Market Shares


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                    23 - Scudder Premium Money Market Shares

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management organizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the United States.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


Premium Money Market Shares are not insured or guaranteed by the U.S. Government. The Fund seeks to maintain a constant net asset value of $1.00 per share, but there can be no assurance that the stable net asset value will be maintained.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.



SCUDDER

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